UNITED STATES|
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

Christopher Weil & Company Core Investment Fund

Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

November 30, 2022

Christopher Weil & Company Core Investment Fund
Management’s Discussion of Fund Performance (Unaudited)

Investment Summary
The Christopher Weil & Company Core Investment Fund (“Fund”) returned a negative 3.94% for the fiscal year ended November 30, 2022, compared to a negative 9.21% for the S&P 500® Index (“S&P 500”), the Fund’s benchmark index. Excluding option positions, we started the fiscal year with 73 equity positions and ended the fiscal year with 74 positions. 29 positions were fully liquidated, 46 positions were purchased and sold, while 30 new positions were purchased with the proceeds during the fiscal year. Through the fiscal year, we primarily added and retained new positions in information technology, healthcare, and geographic exposure, while we reduced positions in financials, industrials, and technology. We purchased multiple puts throughout the fiscal year on indexes and sectors to hedge against market declines. We also bought calls and puts to gain directional exposure on individual equities and wrote calls on equity positions in conjunction with the Fund’s covered call writing strategies. We also purchased directional equity funds to hedge against market declines. Option trading and hedging in the Fund had an overall positive effect on performance. Our index and equity put hedges produced a small negative return. Our covered calls produced a positive return and our directional equity exposure trades had an outright positive return for the Fund.

The Fund’s performance was most negatively affected by exposure to Alphabet (GOOGL) in communications, Walt Disney (DIS) in consumer discretionary, Groupon (GRPN) in consumer service, Trimble (TRMB) in industrials and Maxlinear (MXL) in technology. Exposure to technology, consumer discretionary and communications sectors had the greatest drag on performance.

On the positive side, Berkshire Hathaway (BRKB) in financials, United Therapeutics (UTHR) in health care, Valmont Industries (VMI) and Fluor (FLR) in industrials were individual outperformers. Exposure to health care and financials sectors provided the greatest contribution to performance.

Themes From Last Year
We start this year’s “themes” section, the same way as the last two years except with a different date. 2022 was a year like no other. The last two years we talked about the continued effects of the pandemic. How most of the country (with modifications depending on where you lived in the United States) felt like it was “back to business”. Unfortunately, no matter where you lived in the United States, supply chain issues did not care about your view of the course of the pandemic. Last year ended the year with very hot inflation numbers and that continued through roughly mid-October. Supply chain problems spread from Asia, where China has yet to fully “reopen” to Western Europe. Russia and Ukraine have been locked in the most brutal land war Europe has seen since World War II.

So unfortunately, once again. A year like no other.

The inflation caused by these disruptions (and the two years of stimulus money being handed out during Covid) have led the Fed to completely reverse course and go from the lowest interest rates in history to the highest interest rates in over 15 years. The pace of these increases were truly breakneck when taking into account any recent or intermediate historic references.

Last year we discussed the stocks that benefitted from ultra-low interest rates (long duration assets, i.e. higher P/E stocks, fast revenue growers with low or no profits, and even all out speculative NFTs and other “digital assets”) having started to lose momentum. This year’s letter addresses how lost momentum turned into an outright avalanche. The market cap lost during “tech wreck 2.0” (2021-2022 drawdown) makes the tech bubble of 2000 look like a high school football game compared to the Super Bowl.

Simultaneously the market quickly pivoted to the types of things we “need”. Energy, agriculture, raw materials and general value stocks did well compared to the sectors we mentioned above. Ray Dalio talks about paying attention to paradigm shifts and being nimble and swift when they occur. Well did it ever.

We have some stocks that straddle a few worlds. For instance, we believe agriculture will be a leading industry for some years to come, but we attack it in a few ways. We have software companies that are levered to the space and we also have a company that makes sprinklers. So we try to address that paradigm shift from a few angles, ones that the market would probably consider a mix of growth and value.

2022 Annual Report 1

The number of companies bringing jobs back to America for manufacturing is extremely heartening in the long term for our consumers base, but in the meantime, we are focused on companies that will help build these factories and retool them with the most modern equipment. Billions of dollars in semiconductor investment have been announced this year alone. Maybe a few years down the road, we’ll start to get more excited about American consumers as these high paying jobs start to be more plentiful.

In light of all of the above, it’s our general belief that we still aren’t quite out of the woods yet. The bear market started with the S&P 500 at an elevated valuation and that has not changed too much just yet. As November exited, a chorus of macro analysts have started to become more negative on next year’s earnings. Far more negative than the bottoms up analysts. The consensus is that the first quarter of next year will be poor and might lead to a market bottom (if it’s only a mild recession), but it’s becoming harder to handicap the future.

On the other hand, from a sentiment standpoint, a lot of people have turned bearish and have been selling stocks in advance of a recession. The AAII sentiment numbers have been registering more negative months in a row than during the Great Financial Crisis. During the 2nd quarter of 2022, the S&P 500 had one of the most volatile quarters in the past 100 years. Yes, that’s a real statistic. The S&P 500 has swung at least 5% weekly four out of five weeks. That ties it for the 2nd most volatile five-week stretch since 1928. The good news is … typically, volatility like that, is reserved for the end of bear markets, not the beginning. So hopefully that is part of the process of cutting the fat and weeding out the weak hands in the market.

If a recession does occur, this will be the most telegraphed and talked about recession in decades. So if a recession doesn’t happen, or it’s mild, it will catch a lot of people offsides. We will try to adjust the portfolio accordingly if we see the tides shift.

And although we enter the year still overweight a viewpoint in agriculture, raw materials, etc., we did start to see some value in some of those beaten down tech names. We didn’t buy them in any size that would indicate we believe the new bull market is going to occur there just yet, but down 60-70% in some of those names and you have to start poking your head around.

It is still our belief that the American economy will be going through some tough sledding in the next few years. We are of the belief that the long period of easy money that we’ve come out of will not bounce back so easily after one “mild recession”. The good thing is, from a credit standpoint, most corporations have extended their maturities out past 2023 and 2024, so there shouldn’t necessarily be a credit market unwind that would add fuel to the fire like it did in the GFC. So we have that going for us, which is nice. Overall with elevated valuations and a decade plus of cheap money, we should expect much lower returns from passive U.S. market strategies.

We’d be remiss if we didn’t mention international markets. The economic data out of Europe, although coming from a low base, has been surprisingly decent as of the 4th quarter and China might potentially, eventually, sometime, perhaps, emerge from Covid. The spread in valuation between international assets and the U.S. reached decade wide as the market capitulated into China’s Communist party. Congress in October and has since started to act much better. Potentially trough economic scenarios in Asia with low valuations is a better starting point than where we are domestically.

If the dollar continues to selloff, and Europe and China can emerge from these economic troughs, we might have some good things to talk about at the end of next year’s letter with respect to international markets.

Investment Strategy and Summary

As in the past, we have targeted a portfolio that typically holds between 40 and 50 names, but recently that number has been higher. We started the year with a high conviction in companies that would be linked to an infrastructure bill and are exiting the year on the same note. We do believe that COVID has shed a light on the vulnerabilities in the “just in time” supply chain and a shift to onshoring some of that supply will occur. That was exactly what we said last year verbatim and nothing has changed.

We still own a much heavier weighting in our top holdings versus the smaller less developed positions in the portfolio, but this year, a lot of those smaller positions have come from the tech darlings that are still reeling from the tech market meltdown. Generally speaking, those tech

2022 Annual Report 2

names are still names we think are germane to the economy, serve a real economic need and have a path to even greater profitability. We generally aim for most holdings to have a weighting of between 2% and 8% of the net assets of the Fund, but we exited this year with our largest holding at north of 12%. As the economic and investment climate changes, we may increase or decrease our target number of positions. In recent months, we have found more interesting ideas than we have in prior years. Some of these warrant smaller allocations and some larger. We have overweighted companies in various sectors that have demonstrated strong earnings or revenue growth, strong free cash flow yields and strong balance sheets. Our technical analysis helps in choosing entry and exit points. The companies held by the Fund represent most major industry sectors, but we have, in the past years overweighted information technology, industrials and materials, while underweighting financials, energy, utilities, and telecoms. This past year, we trimmed many of the consumer discretionary names and found some more interesting opportunities in healthcare.

While we look to macro trends for guidance, note that our investment strategy is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income statements along with positive track records and likely potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that will outperform over the next few years, but more importantly, ones that are creating real long-term value. We mostly stay small in short term plays, maintaining a mix of stocks of varied sectors, market capitalization, and anticipated volatility. We continue to believe that well managed companies will lead their industries, take market share, and grow earnings.

Therefore, investors in well run companies should continue to profit over the longer term. We continue to buy companies we hope will deliver outsized positive returns, reserving the option to employ hedging strategies to weather more volatile times.

John Wells, President/CEO & Mike Hubbert, Portfolio Manager
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund’s Distributor is Arbor Court Capital, LLC.

2022 Annual Report 3

Christopher Weil & Company Core Investment Fund (Unaudited)

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
Sector Allocation (Unaudited)
(As a Percentage of Net Assets)
November 30, 2022

* Net Cash represents cash equivalents and other assets in excess of liabilities.

2022 Annual Report 4

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2022 NAV $16.38

Average Annual Total Returns for the Periods ended November 30, 2022.

	1 Year(A)	5 Year(A)	10 Year(A)
Christopher Weil & Company Core Investment Fund	(3.94)%	13.98%	12.88%
S&P 500® Index (B)	(9.21)%	10.98%	13.34%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/30/2022): Gross – 1.53%; Net – 1.13%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) of the application of waivers as described in Note 4, and (b) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2022 Annual Report 5

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2022
Shares	Fair Value	%of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
23,483 Alphabet Inc. Class A *	$2,371,548
7,384 Meta Platforms, Inc. - Class A *	872,050
18,277 Pinterest, Inc. Class A *	464,601
	3,708,199
Total for Communications	3,708,199	4.22%
CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
16,310 The Walt Disney Co. *	1,596,260
Mobile Homes
4,352 Skyline Champion Corporation *	226,260
Motorcycles, Bicycles & Parts
6,607 Harley-Davidson, Inc.	311,388
Retail - Variety Stores
550 Target Corporation	91,888
Services - Advertising Agencies
45,032 Criteo S.A. * **	1,218,566
62,704 Groupon, Inc. *	522,324
	1,740,890
Services - Business Services, NEC
3,136 Alibaba Group Holding Ltd. * **	274,588
Services - Educational Services
28,618 Stride, Inc. *	1,013,363
75,153 Universal Technical Institute, Inc. *	544,108
	1,557,471
Total for Consumer Discretionary	5,798,745	6.60%
FINANCIALS
Fire, Marine & Casualty Insurance
14,511 Berkshire Hathaway Inc. Class B *	4,623,205
Investment Advice
8,273 Houlihan Lokey, Inc. Class A	813,650
National Commercial Banks
13,757 JPMorgan Chase & Co.	1,900,942
State Commercial Banks
5,256 The Bank of New York Mellon Corporation	241,250
Total for Financials	7,579,047	8.63%
HEALTH CARE
Agricultural Production-Crops
20,022 Verano Holdings Corp. Class A (Canada) *	104,715
Laboratory Analytical Instruments
51,696 Singular Genomics Systems, Inc. *	105,460
Pharmaceutical Preparations
38,526 United Therapeutics Corporation *	10,783,042
Orthopedic, Prosthetic & Surgical Appliances & Supplies
9,099 CollPlant Biotechnologies Ltd. * **	45,804
Retail - Drug Stores and Proprietary Stores
18,395 CVS Health Corporation	1,874,083
Total for Health Care	12,913,104	14.69%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 6

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2022
Shares	Fair Value	%of Net Assets
COMMON STOCKS

INDUSTRIALS
Fabricated Structural Metal Products
5,558 Valmont Industries, Inc.	$1,882,272
Farm Machinery & Equipment
3,057 Deere & Company	1,348,137
Heavy Construction Other Than Building Construction - Contractors
60,052 Fluor Corporation *	2,018,348
Laboratory Analytical Instruments
3,290 Illumina, Inc. *	717,483
Measuring & Controlling Devices, NEC
6,047 Rockwell Automation, Inc.	1,597,738
Miscellaneous Transportation Equipment
12,719 ChargePoint Holdings, Inc. Class A *	157,970
Services - Auto Rental & Leasing (No Drivers)
1,297 AMERCO	82,100
11,673 AMERCO Series N	737,383
	819,483
Services - Business Services, NEC
29,648 Uber Technologies, Inc. *	863,943
Transportation Services
12,288 GXO Logistics, Inc. *	575,816
Water, Sewer, Pipeline, Communication & Power Line Construction
8,585 MasTec, Inc. *	779,776
Wholesale - Durable Goods
2,157 W.W. Grainger, Inc.	1,300,800
Total for Industrials	12,061,766	13.73%
INFORMATION TECHNOLOGY
Auto Controls for Regulating Residential & Commercial Environments
1,000,000 Telkonet, Inc. *	37,100
Computer & Office Equipment
2,168 International Business Machines Corporation	322,815
Computer Communications Equipment
1,665 Arista Networks, Inc. *	231,934
Computer Peripheral Equipment, NEC
19,076 Stratasys Ltd. (Israel) *	267,636
Measuring & Controlling Devices, NEC
41,256 Trimble Inc. *	2,465,046
Semiconductors & Related Devices
3,596 Ambarella, Inc. *	266,823
38,082 MaxLinear, Inc. *	1,393,801
19,701 Micron Technology, Inc.	1,135,763
1,012 QUALCOMM Incorporated	128,008
4,143 Silicon Laboratories Inc. *	602,558
10,039 Skyworks Solutions, Inc.	959,929
1,110 SolarEdge Technologies, Inc. * **	331,735
53,244 Ultra Clean Holdings, Inc. *	1,897,084
	6,715,701
Services - Computer Processing & Data Preparation
56,202 Yext, Inc. *	299,557

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2022
Shares	Fair Value	%of Net Assets
COMMON STOCKS

Services - Computer Programming Services
16,439 Amdocs Limited (Island of Guernsey)	$1,460,770
Services - Prepackaged Software
30,113 3D Systems Corporation *	305,346
130,270 Box, Inc. Class A *	3,575,912
34,950 Gen Digital Inc.	802,452
21,310 Palantir Technologies Inc. Class A *	159,825
15,432 PTC Inc. *	1,963,105
1,892 Salesforce, Inc. *	303,193
40,000 SeaChange International, Inc. *	18,060
	7,127,893
Total for Information Technology	18,928,452	21.54%
MATERIALS
Converted Paper & Paperboard Products (No Containers/Boxes)
9,954 Ranpak Holdings Corp. Class A *	53,851
Industrial Organic Chemicals
40,361 Origin Materials, Inc. Class A *	224,811
Metal Mining
157,263 Cleveland-Cliffs Inc. *	2,434,431
49,609 Freeport-McMoRan Inc.	1,974,438
22,008 Vale S.A. **	363,132
	4,772,001
Total for Materials	5,050,663	5.75%
UTILITIES
Electric Services
6,310 Brookfield Renewable Corporation Class A (Canada)	205,769
Natural Gas Transmisison & Distribution
4,623 Brookfield Infrastructure Corporation Class A (Canada)	216,726
Total for Utilities	422,495	0.48%
Total for Common Stocks (Cost $53,624,523)	66,462,471	75.64%
EXCHANGE TRADED FUNDS - Equity
11,330 Direxion Daily TSLA Bear 1X Shares	386,013
70,605 Franklin FTSE South Korea ETF	1,495,414
28,882 Global X Silver Miners ETF	826,314
51,641 iShares China Large-Cap ETF	1,454,211
11,699 iShares MSCI Brazil ETF	368,285
9,905 iShares MSCI Emerging Markets ETF	391,446
24,659 iShares MSCI Japan ETF	1,375,972
35,800 KraneShares CSI China Internet ETF	1,017,078
56,148 ProShares Short S&P500® *	847,835
134,175 VanEck Gold Miners ETF	3,897,784
Total for Exchange Traded Funds (Cost - $10,318,905)	12,060,352	13.72%
MONEY MARKET FUNDS
8,470,913 Invesco Treasury Portfolio Institutional Class 3.76% ***	8,470,913	9.64%
Total for Money Market Funds (Cost $8,470,913)
REAL ESTATE INVESTMENT TRUSTS
10,655 American Assets Trust, Inc.	312,085
11,600 Farmland Partners Inc.	154,048
Total for Real Estate Investment Trusts (Cost - $435,103)	466,133	0.53%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The rate shown was the 7-day yield at November 30, 2022.

The accompanying notes are an integral part of these
financial statements.

2022 Annual Report 8

Christopher Weil & Company Core Investment Fund

			Schedule of Investments
			November 30, 2022
CALL OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	%of Net Assets
Groupon, Inc. *
January 19, 2024 Calls @ $10.00	250	$208,250	$55,000
Total for Call Options Purchased (Premiums Paid - $59,507)		$208,250	55,000	0.06%
Total Investment Securities			87,514,869	99.59%
(Cost $72,908,951)
Other Assets in Excess of Liabilities			362,352	0.41%
Net Assets			$87,877,221	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 9

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment Securities at Fair Value	$87,514,869
(Cost $72,908,951)
Dividends Receivable	59,364
Receivable for Securities Sold	360,804
Receivable for Shareholder Purchases	23,832
Total Assets	87,958,869
Liabilities:
Payable for Management Fees	51,291
Payable for Services Fees	22,357
Payable for Shareholder Redemptions	8,000
Total Liabilities	81,648
Net Assets	$87,877,221
Net Assets Consist of:
Paid In Capital	$71,149,057
Total Distributable Earnings	16,728,164
Net Assets, for 5,365,431 Shares Outstanding	$87,877,221
(Unlimited number of shares authorized without par value)

Net Asset Value, Redemption Price and Offering Price	$16.38
Per Share ($87,877,221/5,365,431 shares)

Statement of Operations
For the fiscal year ended November 30, 2022

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $1,705)	$496,275
Interest	653
Total Investment Income	496,928
Expenses:
Management Fees	748,759
Services Fees	374,379
Total Expenses	1,123,138
Less: Management Fees Waived (Note 4)	(187,189)
Less: Services Fees Waived (Note 4)	(119,628)
Net Expenses	816,321

Net Investment Income (Loss)	(319,393)

Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Capital Gain Distributions from Investments	34,634
Net Realized Gain (Loss) on Investments	2,790,537
Net Realized Gain (Loss) on Options Purchased	82,593
Net Realized Gain (Loss) on Options Written	76,310
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,878,660)
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	4,804
Net Change in Unrealized Appreciation (Depreciation) on Options Written	(5,436)
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	(1,895,218)

Net Increase (Decrease) in Net Assets from Operations	$(2,214,611)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 10

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2021	12/1/2020
	to	to
	11/30/2022	11/30/2021
From Operations:
Net Investment Income (Loss)	$(319,393)	$(257,330)
Capital Gain Distributions from Investments	34,634	-
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	2,949,440	16,575,056
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	(4,879,292)	2,874,384
Net Increase (Decrease) in Net Assets from Operations	(2,214,611)	19,192,110

From Distributions to Shareholders:	(15,520,274)	(3,665,638)

From Capital Share Transactions:
Proceeds From Sale of Shares	22,564,003	5,928,614
Shares Issued on Reinvestment of Dividends	15,519,250	3,665,638
Cost of Shares Redeemed	(8,739,124)	(6,187,226)
Net Increase (Decrease) from Shareholder Activity	29,344,129	3,407,026
Net Increase (Decrease) in Net Assets	11,609,244	18,933,498

Net Assets at Beginning of Year	76,267,977	57,334,479
Net Assets at End of Year	$87,877,221	$76,267,977

Share Transactions:
Issued	1,441,285	289,526
Reinvested	864,582	218,193
Redeemed	(550,778)	(311,420)
Net Increase (Decrease) in Shares	1,755,089	196,299
Shares Outstanding Beginning of Year	3,610,342	3,414,043
Shares Outstanding End of Year	5,365,431	3,610,342

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 11

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	12/1/2021	12/1/2020	12/1/2019		12/1/2018	12/1/2017
	to	to	to		to	to
	11/30/2022	11/30/2021	11/30/2020		11/30/2019	11/30/2018
Net Asset Value - Beginning of Year	$21.12	$16.79	$15.21		$15.47	$15.71
Net Investment Income (Loss) (a) (e)	(0.07)	(0.07)	0.01		0.03	(0.03)
Net Gains (Loss) on Investments (Realized and Unrealized)	(0.39)	5.48	3.27		1.41	1.10
Total from Investment Operations (b)	(0.46)	5.41	3.28		1.44	1.07
Distributions (From Net Investment Income)	-	(0.01)	(0.03)		-	-
Distributions (From Capital Gains)	(4.28)	(1.07)	(1.67)		(1.70)	(1.31)
Total Distributions	(4.28)	(1.08)	(1.70)		(1.70)	(1.31)
Proceeds from Redemption Fee (d)	-	-	-	+	-	-
Net Asset Value - End of Year	$16.38	$21.12	$16.79		$15.21	$15.47
Total Return (c)	(3.94)%	33.90%	23.86%		12.46%	7.38%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$87,877	$76,268	$57,334		$41,455	$38,771
Before Waiver
Ratio of Expenses to Average Net Assets (f)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	-0.84%	-0.76%	-0.26%		-0.05%	-0.45%
After Waiver
Ratio of Expenses to Average Net Assets (f)	1.09%	1.10%	1.18%		1.22%	1.22%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	-0.43%	-0.36%	0.06%		0.23%	-0.17%
Portfolio Turnover Rate	105.17%	66.34%	75.80%		49.35%	50.30%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Prior to November 5, 2020, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of purchase.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) These ratios exclude the impact of the expenses of the underlying investment securities holdings listed in the
Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 12

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2022

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2022, there were thirteen series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share. Prior to November 5, 2020, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of purchase.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2022, the Fund did not incur any interest or penalties.

2022 Annual Report 13

Notes to Financial Statements - continued

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. Discounts and premiums on fixed income securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Additionally, the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2022 Annual Report 14

Notes to Financial Statements - continued

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks, including ADRs, exchange traded funds and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Fixed income securities (including treasury bills). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Valuation Designee decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board of Trustees. Fixed income securities are generally categorized in level 2.

Money market funds. Money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

Derivatives. Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades and are typically categorized as level 1. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price. If there is not a bid or ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined under the fair value pricing procedures below. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$66,462,471	$0	$0	$66,462,471
Exchange Traded Funds	12,060,352	0	0	12,060,352
Money Market Funds	8,470,913	0	0	8,470,913
Real Estate Investment Trusts	466,133	0	0	466,133
Call Options Purchased	55,000	0	0	55,000
Total	$87,514,869	$0	$0	$87,514,869

The Fund did not hold any level 3 assets or liabilities during the fiscal year ended November 30, 2022.

2022 Annual Report 15

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Since April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on March 31, 2023 unless it is renewed by the Advisor. The Advisor may not terminate the waiver prior to March 31, 2023.

As a result of the above calculation, for the fiscal year ended November 30, 2022, the Advisor earned management fees totaling $748,759. At November 30, 2022, the Fund owed $51,291 to the Advisor. A total of $187,189 of management fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2022.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2023 unless it is renewed by the Advisor. The Advisor may not terminate this waiver prior to March 31, 2023.

For the fiscal year ended November 30, 2022, the Advisor earned services fees of $374,379. At November 30, 2022, the Fund owed the Advisor services fees of $22,357. A total of $119,628 of services fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2022.

5.) OPTION TRANSACTIONS
For the fiscal year ended November 30, 2022, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2021	28	$30,076
Options written	376	189,774
Options terminated in closing purchase transactions	(305)	(188,421)
Options expired	0	0
Options exercised	(99)	(31,429)
Options outstanding at November 30, 2022	0	$0

For the fiscal year ended November 30, 2022, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2021	150	$10,061
Options purchased	6,058	707,217
Options terminated in closing sale transactions	(2,438)	(295,013)
Options expired	(3,520)	(362,758)
Options exercised	0	0
Options outstanding at November 30, 2022	250	$59,507

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Options Written
Included In Investment	$55,000	at Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2022 by the Fund are recorded in the following locations in the Statement of Operations:

2022 Annual Report 16

Notes to Financial Statements - continued

		Realized		Unrealized
Equity Contracts	Location	Gain (Loss)	Location	Gain (Loss)
Options	Net Realized		Net Change In Unrealized
Purchased	Gain (Loss) on	$82,593	Appreciation (Depreciation)	$4,804
	Options Purchased		on Options Purchased

Options	Net Realized		Net Change In Unrealized
Written	Gain (Loss) on	$76,310	Appreciation (Depreciation)	($5,436)
	Options Written		on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

During the fiscal year ended November 30, 2022, the Fund was not subject to any master netting arrangements.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were paid a total of $3,750, in Trustees’ fees for their services to the Fund for the fiscal year ended November 30, 2022. These fees were paid by the Advisor.

7.) INVESTMENTS
For the fiscal year ended November 30, 2022, purchases and sales of investment securities other

2022 Annual Report 17

Notes to Financial Statements - continued

than short-term investments and U.S. Government obligations aggregated $84,299,730 and $70,290,645, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2022, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 98.94% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2022 was $73,476,777.

At November 30, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options purchased) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$17,103,327	($3,065,235)	$14,038,092

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2022	November 30, 2021
Ordinary Income	$ 2,871,951	$ 33,188
Long-term Capital Gain	12,648,323	3,632,450
	$15,520,274	$ 3,665,638

Subsequent to November 30, 2022, the Fund paid a distribution of $0.604738 per share from long-term capital gains on December 27, 2022 to the shareholders of record on December 23, 2022. As of November 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Undistributed Realized Gains	$ 3,144,961
Other Accumulated Losses	(454,889)
Unrealized Appreciation on Investment Securities - Net	14,038,092
$ 16,728,164

As of November 30, 2022, the primary differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of November 30, 2022, other accumulated losses are attributable to losses on straddles from options of $158,665 and deferred late year ordinary losses of $296,224.

For the tax year ended November 30, 2022, the following permanent adjustment was recorded. The adjustment was primarily attributed to the reclassification of net operating loss and the use of equalization for tax purposes:

Paid In Capital	$237,783
Total Distributable Earnings	($237,783)

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except for the December 27, 2022 distributions reported in Note 9 herein.

2022 Annual Report 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Christopher Weil & Company Core Investment Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Christopher Weil & Company Core Investment Fund (the “Fund”), a series of PFS Funds, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 25, 2023

2022 Annual Report 19

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2022 and held through November 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2022 to
	June 1, 2022	November 30, 2022	November 30, 2022

Actual	$1,000.00	$1,028.25	$5.54

Hypothetical	$1,000.00	$1,019.60	$5.52
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2022 Annual Report 20

ADDITIONAL INFORMATION November 30, 2022 (Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

PROXY VOTING RESULTS

On September 7, 2022, a special meeting of the shareholders of the Trust was held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose: 1. To elect the proposed individuals to the Board of Trustees.

Below are the voting results from the special meeting, at which each Trustee listed below was elected:

	For	Withheld
1) Allen C. Brown	39,902,214	830,243
2) Robert L. Boerner	40,020,838	711,621
3) John W. Czechowicz	40,028,062	704,397

2022 Annual Report 21

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-550-9266. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust. Jeffrey R. Provence is the son of Ross C. Provence.

Independent Trustees

				Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
				Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Robert L. Boerner,	Independent	Indefinite Term;	Owner / Broker of Gecko Realty	13	None
Year of Birth: 1969	Trustee	Since 2022	(2008 to current).

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C. Brown,	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	estate planning and business attorney		Investor Funds
			(1970 to 2021).

John W. Czechowicz,	Independent	Indefinite Term;	CPA at CWDL (2016 to current).	13	None
Year of Birth: 1983	Trustee	Since 2022

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2022 Annual Report 22

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Arbor Court Capital, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
Practus, LLP

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds 11236 El Camino Real, Suite 200 San Diego, California 92130 1-888-550-9266 OR 1-800-355-9345 www.cweil.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculation.
All Other Fees: Semi-Annual Report Review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	$5,250	$5,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/3/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/3/2023

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/3/2023